Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Quintek Technologies, Inc. on Form 10-KSB/A (Amendment No.1) for the year ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Andrew Haag, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  July 15, 2005

                                /S/ ANDREW HAAG
                                --------------------
                                Andrew Haag
                                Chief Financial Officer